MFS(R) CAPITAL OPPORTUNITIES FUND*

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the prospectus is hereby restated as follows:

The MFS Capital Opportunities Fund is managed by a team of portfolio managers comprised of S. Irfan Ali and Kenneth J. Enright, each an MFS Senior Vice President. These individuals have been the fund's portfolio managers since October 7, 2002, and they have been employed in the MFS investment management area since: Mr. Ali - 1993 and Mr. Enright - 1986.

Members of the team may change from time to time, and a current list of team members is available on the MFS Web site at www.mfs.com.

                The date of this Supplement is October 24, 2002.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.